Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (“Agreement”) is made as of September 15, 2013, among Chiesi Farmaceutici S.p.A., an Italian company (“Parent”), Chiesi U.S. Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Cornerstone Therapeutics Inc, a Delaware corporation (the “Company”) and each of the undersigned stockholders of the Company (each a “Stockholder” and together, the “Stockholders”).

RECITALS:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement of Plan of Merger of even date herewith (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, and the Company will become a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder is the Beneficial Owner (as defined below) of Subject Shares (as defined below); and

WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) “Beneficially Own” or “Beneficial Owner” with respect to any securities means having “beneficial ownership” as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) “Company Capital Stock” means shares of common stock, par value $0.001 per share, of the Company and preferred stock, par value $0.001 per share, of the Company.

(c) “Company Options and Other Rights” means options, warrants and other rights to acquire, directly or indirectly, shares of Company Capital Stock.

(d) “Expiration Date” means the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the date on which the Merger Agreement is terminated pursuant to its terms.

(e) “Subject Shares” means, with respect to each Stockholder, (i) all shares of Company Capital Stock Beneficially Owned by such Stockholder as of the date of this Agreement; and (ii) all additional shares of Company Capital Stock of which such Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date.

2. Voting.

(a) Each Stockholder hereby agrees that, prior to the Expiration Date, at any meeting of the stockholders of the Company, however called and at every adjournment and postponement thereof, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, such Stockholder shall cause to be counted as present thereat for purposes of establishing a quorum and shall vote, or cause to be voted, any and all Subject Shares as of the record date of such meeting or written consent:

(i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result or could reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in the individuals who serve as members of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

(b) Prior to the Expiration Date, no Stockholder shall enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(i),” clause “(ii)” or clause “(iii)” of this Section 2(a).

(c) Each Stockholder hereby waives and agrees not to exercise any applicable “appraisal rights” under the Delaware General Corporation Law with respect to the Subject Shares in connection with the Merger and the Merger Agreement.

3. Grant of Proxy; Appointment of Proxy.

(a) In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by each Stockholder of such Stockholder’s duties under this Agreement, such Stockholder, concurrently with the execution of this

Agreement, shall execute, in accordance with the provisions of applicable Delaware law, and deliver to Parent an irrevocable proxy, substantially in the form of Annex A hereto, and irrevocably appoint Parent or its designees, and each of them individually, with full power of substitution and resubstitution, such Stockholder’s attorney-in-fact and proxy to vote, or, if applicable, to give consent with respect to, all of the Subject Shares as of the record date of such vote or consent in respect of any of the matters set forth in, and in accordance with the provisions of, Section 2(a) (the “Proxy”).

(b) Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Proxy. Each Stockholder hereby affirms that the Proxy set forth in this Section 3 is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked prior to the Expiration Date. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(c) With respect to the Stockholders, the Stockholders and the Company hereby waive, solely with respect to this Agreement, Section 4.1 of the Company’s 2009 Stockholders Agreement (the “Stockholders’ Agreement”), which Stockholders Agreement shall be terminated in connection with the consummation of the Merger and each Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder prior to the date of this Agreement with respect to the voting of the Subject Shares and agrees not to grant any subsequent proxies or powers of attorney on or following the date of this Agreement with respect to the voting of the Subject Shares until the Expiration Date.

(d) Each Stockholder shall, at such Stockholder’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

4. Covenants of Stockholders. Each Stockholder covenants and agrees for the benefit of Parent that, until the Expiration Date, such Stockholder will not:

(a) sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding (whether written or oral) with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, (i) any Subject Shares or any interest therein, or (ii) any Company Options and Other Rights or any interest therein; provided, however, that such Stockholder may convert, exercise or exchange Company Options and Other Rights into or for shares of Company Capital Stock in which event such shares of Capital Stock shall become and be deemed Subject Shares subject to all the terms and conditions of this Agreement;

(b) other than the Proxy, grant any powers of attorney or proxies or consents in respect of any of the Subject Shares, deposit any of such Subject Shares into a voting trust, or enter into a voting agreement with respect to any of such Subject Shares; and

(c) take any other action with respect to the Subject Shares that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby and the Merger Agreement.

5. Representations and Warranties of Stockholders. Each Stockholder represents and warrants to Parent as follows:

(a) As of the date of this Agreement and at all times through the Expiration Date:

(i) Such Stockholder is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding shares of Company Capital Stock set forth across from the heading “Shares of Company Capital Stock Beneficially Owned” below such Stockholders’ name on the signature page hereof.

(ii) Such Stockholder is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding Company Options and Other Rights set forth across from the heading “Company Options and Other Rights Beneficially Owned” below such Stockholders’ name on the signature page hereof (except to the extent that such Company Options and Other Rights are converted into, exercised or exchanged for shares of Company Capital Stock); and

(iii) Such Stockholder does not directly or indirectly Beneficially Own any shares of Company Capital Stock or Company Options or Other Rights or other securities of the Company, other than the shares of Company Capital Stock and Company Options and Other Rights set forth below such Stockholders’ name on the signature page hereof.

(b) Such Stockholder has and will have the legal capacity, power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement and the Proxy. This Agreement has been duly executed and delivered by such Stockholder and, if such Stockholder is a corporation or partnership, has been duly authorized by all requisite corporate or partnership action of such Stockholder, as the case may be, and upon its execution and delivery by Parent, will constitute a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

(c) The execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which any of such Stockholder’s assets may be bound, and, if such Stockholder is a corporation or partnership, the organizational documents of such Stockholder, or (ii) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of its assets.

(d) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

6. Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that a Stockholder shall become the Beneficial Owner of any additional shares of Company Capital Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a), then the terms of this Agreement shall apply to the shares of Company Capital Stock or other instruments or documents held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the Beneficial Owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.

7. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (b) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

8. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto (whether by operation of law or otherwise) without the prior written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any purported assignment not permitted under this Section 8 shall be null and void.

9. Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto, set forth the entire understanding of the parties with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

10. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (a) on the date established by the sender as having been delivered personally; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile or electronic mail, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to Parent or Merger Sub, to:

Chiesi Farmaceutici S.p.A.

Via Palermo 26/A

43122 Parma, Italy

Attn: Marco Vecchia

Facsimile: +39 0521 774468

With a required copy to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178

Attn: Steven A. Navarro

          Emilio Ragosa

Facsimile: (212) 309-6001

If to Company, to:

Cornerstone Therapeutics Inc.

1255 Crescent Green Drive, Suite 250

Cary, NC 27518

Attn: Craig A. Collard

Facsimile: (919) 678-6599

With a required copy to:

Clifford Chance LLP

51 West 52nd Street

New York, NY 10019

Attn: John Healy

Facsimile: (212) 878-8375

If to a Stockholder, to the address set forth below such Stockholder’s name on the signature page hereto.

or to such other address or to the attention of such person or persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

11. Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

12. Counterparts. This Agreement may be executed in two or more consecutive counterparts (including by facsimile, or “.pdf” transmission), each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (electronically or otherwise) to the other parties.

13. Severability; Enforcement. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

14. Specific Performance. Stockholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Merger Agreement, and that, without these agreements, Parent would not enter into the Merger Agreement, and acknowledges that damages would be an inadequate remedy for any breach by Stockholder of the provisions of this Agreement. Accordingly, Stockholder agrees that Stockholder’s obligations hereunder shall be specifically enforceable and Stockholder shall not take any action to impede the other from seeking to enforce such right of specific performance.

15. Consent to Jurisdiction. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 15, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 10. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY

IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY, AND (C) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 15.

16. Governing Law. This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

CHIESI FARMACEUTICI S.P.A.

By:	/s/ Giacomo Chiesi
Name:	Giacomo Chiesi
Title:	Director and Business Development Manager

CHIESI U.S. CORPORATION

By:	/s/ Danilo Piroli
Name:	Danilo Piroli
Title:	Vice President

CORNERSTONE THERAPEUTICS INC.

By:	/s/ Craig A. Collard
Name:	Craig A. Collard
Title:	CEO

[Signature Page to Voting Agreement]

	STOCKHOLDER

	/s/ Craig A. Collard
	Craig A. Collard

Address	Cornerstone Therapeutics Inc.
	1255 Crescent Green Drive, Suite 250
	Cary, NC 27518

Shares of Company Capital Stock Beneficially Owned:	1,612,225
Company Options and Other Rights Beneficially Owned:	725,699

	STOCKHOLDER

	CORNERSTONE BIOPHARMA HOLDINGS, LTD.

	By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	President and Chief Executive Officer

Address	Cornerstone Therapeutics Inc.
	1255 Crescent Green Drive, Suite 250
	Cary, NC 27518

Shares of Company Capital Stock Beneficially Owned:	1,567,225
Company Options and Other Rights Beneficially Owned:	0

[Signature Page to Voting Agreement]

ANNEX A

IRREVOCABLE PROXY

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Voting Agreement, dated as of September 15, 2013, among Chiesi Farmaceutici S.p.A., an Italian company (“Parent”), Chiesi U.S. Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Cornerstone Therapeutics Inc, a Delaware corporation (the “Company”) and each of the stockholders of the Company signatory thereto (each a “Stockholder” and together, the “Stockholders”) (the “Voting Agreement”). A copy of the Voting Agreement is attached hereto and is incorporated by reference herein.

This Proxy is given to secure the performance of the duties of the undersigned Stockholder pursuant to the Voting Agreement and is granted in consideration of Parent entering into the Merger Agreement.

The undersigned Stockholder hereby irrevocably appoints Parent and Merger Sub, and each of them individually, the sole and exclusive attorneys-in-fact, agents and proxies, with full power of substitution and resubstitution in each of them, for the undersigned Stockholder and in the name, place and stead of the undersigned Stockholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares and which the undersigned Stockholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 2(a) of the Voting Agreement as follows:

(i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in the individuals who serve as members of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Stockholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Stockholder.

This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Stockholder with respect to the subject matter of the Voting Agreement and the Merger Agreement.

This Proxy shall terminate on the Expiration Date.

SIGNATURE TO IRREVOCABLE PROXY

STOCKHOLDER

/s/ Craig A. Collard
Craig A. Collard

Date: 9/15/13

ANNEX A

IRREVOCABLE PROXY

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Voting Agreement, dated as of September 15, 2013, among Chiesi Farmaceutici S.p.A., an Italian company (“Parent”), Chiesi U.S. Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Cornerstone Therapeutics Inc, a Delaware corporation (the “Company”) and each of the stockholders of the Company signatory thereto (each a “Stockholder” and together, the “Stockholders”) (the “Voting Agreement”). A copy of the Voting Agreement is attached hereto and is incorporated by reference herein.

This Proxy is given to secure the performance of the duties of the undersigned Stockholder pursuant to the Voting Agreement and is granted in consideration of Parent entering into the Merger Agreement.

The undersigned Stockholder hereby irrevocably appoints Parent and Merger Sub, and each of them individually, the sole and exclusive attorneys-in-fact, agents and proxies, with full power of substitution and resubstitution in each of them, for the undersigned Stockholder and in the name, place and stead of the undersigned Stockholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares and which the undersigned Stockholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 2(a) of the Voting Agreement as follows:

(i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in the individuals who serve as members of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Stockholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Stockholder.

This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Stockholder with respect to the subject matter of the Voting Agreement and the Merger Agreement.

This Proxy shall terminate on the Expiration Date.

SIGNATURE TO IRREVOCABLE PROXY

STOCKHOLDER

CORNERSTONE BIOPHARMA HOLDINGS, LTD.

By:	/s/ Craig A. Collard
Name:	Craig A. Collard
Title:	President and Chief Executive Officer

Date: 9/15/13